EXHIBIT 10.1
                                                                   ------------


                               PRICING AGREEMENT
                               -----------------


Banc of America Securities LLC
9 West 57th Street
New York, NY 10019

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

As Representatives of the Underwriters

                                                              May 1, 2007

Ladies and Gentlemen:

         Nexen Inc., a corporation organized under the federal laws of Canada (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions attached hereto (the "Underwriting Agreement Standard Provisions" and, together with this Agreement, the "Underwriting Agreement"), to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement, except that each representation and warranty in Section 2 of the Underwriting Agreement Standard Provisions that refers to the Prospectus or the General Disclosure Package shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus or the General Disclosure Package (as therein defined), and also a representation and warranty as of the date of this Agreement in relation to the Prospectus or the General Disclosure Package relating to the Designated Securities which are the subject of this Agreement. Each reference to the Representative or the Representatives herein and in the provisions of the Underwriting Agreement Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement Standard Provisions are used herein as therein defined.

         The Canadian Prospectus relating to the Designated Securities, in the form previously delivered to you, is now proposed to be filed with the ASC, and the Prospectus relating to the Designated Securities, in the form previously delivered to you, is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement Standard Provisions incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement Standard Provisions incorporated herein by reference, shall constitute a binding agreement between each of the several Underwriters and the Company.






                            [signature pages follow]

                                         Very truly yours,


                                         NEXEN INC.


                                         By: /s/ Marvin F. Romanow
                                             -------------------------
                                             Name:  Marvin F. Romanow
                                             Title: Executive Vice President
                                                    and Chief Financial Officer




                                         By: /s/ Una M. Power
                                             -------------------------
                                             Name:  Una M. Power
                                             Title: Treasurer

Accepted as of the date hereof:

BANC OF AMERICA SECURITIES LLC


By: /s/ Lily Chang
   ------------------------
Name:  Lily Chang
Title: Principal



CITIGROUP GLOBAL MARKETS INC.


By: /s/ Brian Bednarski
   ------------------------
Name:  Brian Bednarski
Title: Director



DEUTSCHE BANK SECURITIES INC.


By: /s/ Ben Smilchensky
   ------------------------
Name:  Ben Smilchensky
Title: Managing Director


By: /s/ Nigel W. H. Cree
   ------------------------
Name:  Nigel W. H. Cree
Title: Managing Director


For themselves and as Representatives of the other Underwriters named in Schedule I hereto

                                   SCHEDULE I

                                                           Principal Amount of             Principal Amount of
                                                          5.65% Notes due 2017            6.40% Notes due 2037
                    Underwriter                             to be Purchased                   to be purchased
               --------------------                    -------------------------        -------------------------
Banc of America Securities LLC .....................         $   42,500,000                   $  212,500,000
Citigroup Global Markets Inc. ......................         $   42,500,000                   $  212,500,000
Deutsche Bank Securities Inc. ......................         $   42,500,000                   $  212,500,000
BNP Paribas Securities Corp. .......................         $   15,000,000                   $   75,000,000
HSBC Securities (USA) Inc. .........................         $   15,000,000                   $   75,000,000
RBC Capital Markets Corporation ....................         $   15,000,000                   $   75,000,000
TD Securities (USA) LLC ............................         $   13,750,000                   $   68,750,000
CIBC World Markets Corp. ...........................         $   11,875,000                   $   59,375,000
Scotia Capital (USA) Inc. ..........................         $   11,875,000                   $   59,375,000
Lazard Capital Markets LLC .........................         $    8,750,000                   $   43,750,000
BMO Capital Markets Corp. ..........................         $    6,875,000                   $   34,375,000
Wachovia Capital Markets, LLC ......................         $    6,875,000                   $   34,375,000
Fortis Securities LLC ..............................         $    6,250,000                   $   31,250,000
SG Americas Securities, LLC ........................         $    6,250,000                   $   31,250,000
Daiwa Securities America Inc. ......................         $    2,500,000                   $   12,500,000
Desjardins Securities Inc. .........................         $    2,500,000                   $   12,500,000
                                                             --------------                   --------------
                  Total ............................         $  250,000,000                   $1,250,000,000
                                                             ==============                   ==============

                                  SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

     (A) 5.650% Notes due 2017 and (B) 6.400% Notes due 2037

AGGREGATE PRINCIPAL AMOUNT OF DESIGNATED SECURITIES:

     (A)  U.S.$250,000,000 of 5.650% Notes due 2017 and (B)  U.S.$1,250,000,000
     of 6.400% Notes due 2037

PRICE TO PUBLIC:

     (A) 99.680% of the principal amount of the 5.650% Notes due 2017, plus accrued interest from May 4, 2007 if settlement occurs after that date.

     (B) 99.560% of the principal amount of the 6.400% Notes due 2037, plus accrued interest from May 4, 2007 if settlement occurs after that date.

UNDERWRITING COMMISSION:

     (A) 0.650% of the principal amount of the 5.650% Notes due 2017.

     (B) 0.875% of the principal amount of the 6.400% Notes due 2037.

PROCEEDS TO THE COMPANY:

     (A) 99.030% of the principal amount of the 5.650% Notes due 2017, plus accrued interest from May 4, 2007 if settlement occurs after that date.

     (B) 98.685% of the principal amount of the 6.400% Notes due 2037, plus accrued interest from May 4, 2007 if settlement occurs after that date.

REGISTRATION STATEMENT FILE NUMBERS:

     333-125019

FORM OF DESIGNATED SECURITIES:

     Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

     Immediately available funds

TIME OF DELIVERY OF DESIGNATED SECURITIES:

     9:00 a.m. (New York City time) on May 4, 2007

APPLICABLE TIME:

     4:45 pm (New York City time) on the date of this Pricing Agreement or such other time as agreed by the Company and the Representatives.

INDENTURE:

     Indenture, to be dated as of May 4, 2007, between the Company and Deutsche Bank Trust Company Americas, as trustee (the "Trustee").

MATURITY:

     (A) May 15, 2017 for 5.650% Notes due 2017 and (B) May 15, 2037 for 6.400%
     Notes due 2037

INTEREST RATE:

     (A) 5.650% per annum for 5.650% Notes due 2017 and (B) 6.400% per annum for 6.400% Notes due 2037.

INTEREST PAYMENT DATES:

     May 15 and November 15 of each year, beginning November 15, 2007.


REGULAR RECORD DATES:

     May 1 and November 1 immediately preceding each Interest Payment Date

INTEREST ACCRUES FROM:

     May 4, 2007

REDEMPTION PROVISIONS:

     The Designated Securities will be redeemable at any time in whole, or from time to time in part, at the option of the Company, at a "make-whole" redemption price equal to the greater of (i) 100% of the principal amount of the Designated Securities to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 20 basis points and 35 basis points, for the 5.650% notes due 2017 and 6.400% notes due 2037, respectively, plus in each case accrued interest to the date of redemption; provided that installments of interest on Designated Securities which are due and payable on any date on or prior to a redemption date will be payable to the registered holders of such Designated Securities (or one or more predecessor Designated Securities), registered as such as of the close of business on the relevant record dates.

     If notice has been given as provided in the Indenture and funds for the redemption of any Designated Securities called for redemption shall have been made available on the redemption date referred to in such notice, such Designated Securities will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the holders of the Designated Securities will be to receive payment of the redemption price plus accrued interest to the redemption date.

     Notice of any optional redemption of any Designated Securities will be given to holders at their addresses, as shown in the security register for the Designated Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Designated Securities held by such holder to be redeemed.

SINKING FUND PROVISIONS:

     None

LISTING REQUIREMENTS:

     None

CLOSING LOCATION:

     The Closing for the Designated Securities will occur at the offices of Bennett Jones LLP, 4500, 855-2nd Street S.W., Calgary, Alberta, Canada T2P 4H7

ADDITIONAL REPRESENTATIONS AND WARRANTIES:

     None

ADDITIONAL CLOSING CONDITIONS:

     None

ADDITIONAL DOCUMENTS INCORPORATED BY REFERENCE:

     None

OTHER TERMS:

     Each Underwriter agrees that it will not, directly or indirectly, offer, sell or deliver in Canada or to any resident of Canada in contravention of the securities laws of any province or territory of Canada any Notes purchased by it, and agrees that any selling agreement or similar agreement with respect to the Notes will require each dealer or other party thereto to make an agreement to the same effect.

                                  SCHEDULE III

                            RESTRICTED SUBSIDIARIES

---------------------------------------------------------------------------------------------------------------------------------
Subsidiary                                                      Type of Entity                 Jurisdiction of Organization
---------------------------------------------------------------------------------------------------------------------------------
Nexen Petroleum Offshore U.S.A. Inc.                             Corporation                             Delaware
Nexen Petroleum U.S.A. Inc.                                      Corporation                             Delaware
Nexen Marketing                                              General Partnership                         Alberta
Nexen Petroleum U.K. Limited                                     Corporation                          United Kingdom
Nexen Petroleum International Co.                      Unlimited Liability Corporation                 Nova Scotia


                             MATERIAL SUBSIDIARIES

---------------------------------------------------------------------------------------------------------------------------------
Subsidiary                                                      Type of Entity                 Jurisdiction of Organization
---------------------------------------------------------------------------------------------------------------------------------
All of the Restricted Subsidiaries, plus:

Canadian Nexen Petroleum Yemen ("CNPY")                      General Partnership                         Alberta

                                  SCHEDULE IV

                                                     Filed Pursuant to Rule 433
                                                    Registration No. 333-125019
                                                                    May 1, 2007

                                FINAL TERM SHEET
                                   NEXEN INC.
                              5.65% NOTES DUE 2017

Issuer:                                         Nexen Inc.

Anticipated Ratings (Moody's/S&P/DBRS):         Baa2 (Stable) / BBB- (Positive) / BBB (Stable)

Format:                                         SEC Registered

Pricing Date:                                   May 1, 2007

Settlement Date:                                May 4, 2007

Maturity Date:                                  May 15, 2017

Principal Amount:                               $250,000,000

Benchmark:                                      UST 4.625% due February 15, 2017

Benchmark Yield:                                4.642%

Re-offer Spread:                                +105bps

Re-offer Yield to Maturity:                     5.692%

Coupon:                                         5.65%

Public Offering Price:                          99.68%

Optional Redemption:                            Make whole call UST+ 20 bps

Interest Payment Dates:                         May 15 and November 15, beginning November 15, 2007

Additional Information:                         As of April 30, 2007, our total long-term debt had increased by $441 million to $5,383 million, and it is estimated our cash and cash equivalents had increased by $580 million to
                                                $690 million compared to March 31, 2007

Joint Bookrunning Managers:                     Banc of America Securities LLC
                                                Citigroup Global Markets Inc.
                                                Deutsche Bank Securities Inc.

Senior Co-Managers:                             BNP Paribas Securities Corp.
                                                HSBC Securities (USA) Inc.
                                                RBC Capital Markets Corporation

Co-Managers:                                    TD Securities (USA) LLC
                                                CIBC World Markets Corp.
                                                Scotia Capital (USA) Inc.
                                                Lazard Capital Markets LLC
                                                BMO Capital Markets Corp.
                                                Wachovia Capital Markets, LLC
                                                Fortis Securities LLC
                                                SG Americas Securities, LLC
                                                Daiwa Securities America Inc.
                                                Desjardins Securities International Inc.

                            ************************

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT HTTP://WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE BANC OF AMERICA SECURITIES LLC AT (800) 294-1322, CITIGROUP GLOBAL MARKETS INC. AT (877) 858-5407, OR DEUTSCHE BANK SECURITIES INC. AT (800) 503-4611.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time

                                                     Filed Pursuant to Rule 433
                                                    Registration No. 333-125019
                                                                    May 1, 2007

                                FINAL TERM SHEET
                                   NEXEN INC.
                              6.40% NOTES DUE 2037

Issuer:                                         Nexen Inc.

Anticipated Ratings (Moody's/S&P/DBRS):         Baa2 (Stable) / BBB- (Positive) / BBB (Stable)

Format:                                         SEC Registered

Pricing Date:                                   May 1, 2007

Settlement Date:                                May 4, 2007

Maturity Date:                                  May 15, 2037

Principal Amount:                               $1,250,000,000

Benchmark:                                      UST 4.500% due February 15, 2036

Benchmark Yield:                                4.833%

Re-offer Spread:                                +160bps

Re-offer Yield to Maturity:                     6.433%

Coupon:                                         6.40%

Public Offering Price:                          99.56%

Optional Redemption:                            Make whole call UST+ 35 bps

Interest Payment Dates:                         May 15 and November 15, beginning November 15, 2007

Additional Information:                         As of April 30, 2007, our total long-term debt had increased by $441 million to $5,383 million, and it is estimated our cash and cash equivalents had increased by $580 million to
                                                $690 million compared to March 31, 2007

Joint Bookrunning Managers:                     Banc of America Securities LLC
                                                Citigroup Global Markets Inc.
                                                Deutsche Bank Securities Inc.

Senior Co-Managers:                             BNP Paribas Securities Corp.
                                                HSBC Securities (USA) Inc.
                                                RBC Capital Markets Corporation
Co-Managers:                                    TD Securities (USA) LLC
                                                CIBC World Markets Corp.
                                                Scotia Capital (USA) Inc.
                                                Lazard Capital Markets LLC
                                                BMO Capital Markets Corp.
                                                Wachovia Capital Markets, LLC
                                                Fortis Securities LLC
                                                SG Americas Securities, LLC
                                                Daiwa Securities America Inc.
                                                Desjardins Securities International Inc.

                            ************************

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT HTTP://WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE BANC OF AMERICA SECURITIES LLC AT (800) 294-1322, CITIGROUP GLOBAL MARKETS INC. AT (877) 858-5407, OR DEUTSCHE BANK SECURITIES INC. AT (800) 503-4611.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

                                   NEXEN INC.
                                DEBT SECURITIES

                   UNDERWRITING AGREEMENT STANDARD PROVISIONS



To    the Underwriters
      named in the applicable Pricing Agreement as hereinafter described


Ladies and Gentlemen:

        From time to time, Nexen Inc., a corporation organized under the laws of Canada (the "Company"), proposes to enter into one or more Pricing
Agreements (each, a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"). The term "Underwriters" also refers to a single firm acting as sole underwriter with respect to the Designated Securities specified in a Pricing Agreement.

        The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture identified in such Pricing Agreement (the "Indenture", which term, as used herein, shall include any supplemental indenture or supplemental indentures referred to in the Pricing Agreement). When used herein, the term "Trustee" shall refer to the trustee in respect of the applicable Indenture.

        1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. These Underwriting Agreement Standard Provisions (the "Standard Provisions") shall not be construed as an obligation of the Company to sell any Securities or as an obligation of any of the Underwriters or of the

Representatives to purchase any Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of Designated Securities to be issued and sold, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, and the principal amount of such Designated Securities to be purchased by each Underwriter, and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic or telecopied communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under each Pricing Agreement shall be several and not joint.

        2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                (a) The Company meets the requirements of the securities legislation and the rules and regulations adopted thereunder, as amended, in each of the provinces of Canada (the "Qualifying
        Provinces") and the published policy statements of the securities regulatory authority in each of the Qualifying Provinces (the "Canadian Qualifying Authorities"), and, as applicable, of the Canadian Securities Administrators, including National Instrument 44-101 Short Form Prospectus Distributions ("NI 44-101") and Companion Policy 44-101CP and National Instrument 44-102 Shelf Distributions and Companion Policy 44-102CP (collectively, the "Canadian Securities Laws"), for use of a short form shelf prospectus with respect to the Securities, has filed with the Canadian Qualifying Authorities, designating the Alberta Securities Commission (the "ASC") as the reviewing authority (the "Reviewing Authority"), a preliminary short form base shelf prospectus and a final short form base shelf prospectus in respect of the Securities, and has been issued a preliminary receipt by the ASC on behalf of the Canadian Qualifying Authorities for such preliminary short form base shelf prospectus and a final receipt by the ASC on behalf of the Canadian Qualifying Authorities for such final short form base shelf prospectus; no other document with respect to such short form base shelf prospectus and no amendment thereto has been filed or transmitted for filing with a Canadian Qualifying Authority; and no order having the effect of preventing or suspending the use of any prospectus or prospectus supplement relating to the Securities has been issued and no proceeding for that purpose has been initiated or threatened by a Canadian Qualifying Authority; such short form base shelf prospectus, including any amendments to the form of prospectus for which a final receipt was issued by the ASC on behalf of the Canadian Qualifying Authorities, together with the documents incorporated by reference therein, is hereinafter called the "Shelf Prospectus", which in reference to the Registration Statement, Preliminary Prospectus and Prospectus (each as defined below) shall mean the Shelf Prospectus, modified as required or permitted by Form

        F-10 ("Form F-10") under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"), contained in the Registration Statement, at the time the Registration Statement became effective. The Shelf Prospectus, together with any related prospectus supplement, relating to the Securities that was captioned "Subject to Completion" is hereinafter called, together with the documents incorporated by reference therein, the "Canadian Preliminary Prospectus"; the Shelf Prospectus, together with the prospectus supplement, dated the date of the Pricing Agreement, in relation to the relevant Designated Securities in the form it was first filed with the Canadian Qualifying Authority following the execution of the applicable Pricing Agreement in accordance with Section 5(a) hereof, is hereinafter called, together with any documents incorporated by reference therein as of the date of such filing, the "Canadian Prospectus"; any reference herein to the Shelf Prospectus, the Canadian Preliminary Prospectus or the Canadian Prospectus shall be deemed to refer to and include the documents incorporated by reference therein.

                (b) The Company meets the requirements for use of Form F-10 with respect to the Securities and has filed a registration statement on Form F-10, with the File No. specified in the applicable Pricing Agreement, including the Shelf Prospectus, and has also filed with the Commission an appointment of agent for service of process upon the Company on Form F-X (a "Form F-X"); such registration statement (as amended by any pre-effective amendments thereto) and any post-effective amendments to such registration statement, have become effective in such form; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; the Shelf Prospectus, together with any related prospectus supplement, relating to the Securities that was captioned "Subject to Completion" that was used after such effectiveness, is hereby called, together with the documents incorporated by reference therein, a "Preliminary Prospectus"; the Shelf Prospectus, together with the prospectus supplement, dated the date of the Pricing Agreement, in relation to the relevant Designated Securities in the form in which it is first filed following the execution of the applicable Pricing Agreement with the Commission pursuant to General Instruction II.L of Form F-10 ("General Instruction II.L") in accordance with Section 5(a) hereof, is hereby called, together with any documents incorporated by reference therein as of the date of such filing, the "Prospectus"; the various parts of the registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time the registration statement became effective, each as amended at the time the registration statement became effective, are hereinafter collectively called the "Registration Statement"; any reference herein to the Registration Statement, the Shelf Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein.

                (c) As of the Applicable Time, the only documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Shelf Prospectus, the Preliminary Prospectus, the Prospectus, the Canadian Preliminary Prospectus or the Canadian Prospectus, are any documents listed under the caption

        "Documents Incorporated By Reference" in the Preliminary Prospectus, the Prospectus, the Canadian Preliminary Prospectus and the Canadian Prospectus, as the case may be. As of the Applicable Time and the Time of Delivery (as hereinafter defined) with respect to the Designated Securities no other documents will be incorporated or deemed to be incorporated by reference in the Registration Statement, the Shelf Prospectus, the Preliminary Prospectus, the Prospectus, the Canadian Preliminary Prospectus or the Canadian Prospectus, except for the documents, if any, listed in Schedule II to the Pricing Agreement under the caption "Additional Documents Incorporated By Reference."

                (d) The documents incorporated by reference in the Registration Statement, the Shelf Prospectus, the Preliminary Prospectus, the Prospectus, the Canadian Preliminary Prospectus, and the Canadian Prospectus, as the case may be, when they were filed with the Canadian Qualifying Authorities, were prepared in accordance, in all material respects, with the disclosure requirements of the Canadian Qualifying Authorities as interpreted and applied by the Canadian Qualifying Authorities, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein  not  misleading;  and  any  further  documents  so  filed  and incorporated or deemed to be incorporated by reference in the Registration Statement and the Canadian Prospectus, when such documents are filed with the Canadian Qualifying Authorities, will comply, in all material respects with the applicable requirements of the Canadian Securities Laws as interpreted and applied by the Canadian Qualifying Authorities, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; in the case of documents incorporated by reference in the Registration Statement which have been or hereafter are filed with the Commission pursuant to the Exchange Act, such documents complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations"), and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                (e) As of the Applicable Time, none of (i) the Preliminary Prospectus, the Final Term Sheet (as defined in Section 5(a)) and any other Issuer Free Writing Prospectus included on Schedule IV to the applicable Pricing Agreement, all considered together (collectively, the "General Disclosure Package"), or (ii) any Bona Fide Electronic Road Show (as defined below), when considered together with the General Disclosure Package, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the applicable Representatives expressly for use therein.

                As used in these Standard Provisions and the applicable Pricing
        Agreement:

                "Applicable Time" shall have the meaning given to such term in the applicable Pricing Agreement.

                "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 of the Securities Act Regulations ("Rule 433").

                (f) Each of the Canadian Preliminary Prospectus and the Canadian Prospectus complies and will comply, in all material respects, with the applicable requirements of the Canadian Qualifying Authorities as interpreted and applied by the Canadian Qualifying Authorities, and the Preliminary Prospectus and the Prospectus comply and will comply, in all material respects, with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder (the "Securities Act Regulations"), and the Prospectus and the Canadian Prospectus do not and will not, as of their date, and will not, as of the Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the applicable Representatives expressly for use therein.

                (g) The Registration Statement and the Form F-X and any amendments or supplements to the Registration Statement and the Form F-X comply and will comply, in all material respects, with the applicable requirements of the Securities Act and the Securities Act Regulations and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder (the "Trust Indenture Act Regulations"), and do not and will not, as of the date on which the Registration Statement first became effective, as of the effective date of any post-effective amendment thereto, and as of the date of any Pricing Agreement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the applicable Representatives expressly for use therein.

                (h) None of the Company or any of the Company's subsidiaries listed on Schedule III attached to the applicable Pricing Agreement (the "Material Subsidiaries") has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, the Canadian Prospectus and the General Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, the Canadian Prospectus and the General Disclosure Package, and since the respective dates as of which information is given in the Prospectus, the Canadian Prospectus and the General

        Disclosure Package, there has not been any change in the capital stock or any increase in the long-term debt of the Company or any of its subsidiaries (except the issuance of shares of capital stock upon the reinvestment of dividends in compliance with the Company's dividend reinvestment plan, upon the exercise of options held by directors and employees of the Company pursuant to the Company's stock option plans described in the Prospectus, the Canadian Prospectus and the General Disclosure Package), nor has there been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the Canadian Prospectus and the General Disclosure Package. Since the respective dates as of which information is given in the Prospectus, the Canadian Prospectus and the General Disclosure Package, there have been no transactions entered into by the Company or any of its subsidiaries, other than in the ordinary course of business, which are material to the Company and its subsidiaries considered as one enterprise. All of the Company's Restricted Subsidiaries (as defined in the Prospectus, the Canadian Prospectus and the General Disclosure Package) and Material Subsidiaries and their respective jurisdictions of organization will be set forth in Schedule III to the applicable Pricing Agreement. Schedule III to the applicable Pricing Agreement will also accurately set forth whether each Restricted Subsidiary and Material Subsidiary is a corporation, limited partnership or general partnership.

                (i) With the exception of defects in title that do not in the aggregate materially and adversely affect the consolidated operations of the Company and its subsidiaries, taken as a whole, each of the Company and its subsidiaries has good title to its real and personal property, with the Company and its Restricted Subsidiaries holding such title free of any Security Interest other than Permitted Encumbrances, as those terms "Security Interest" and "Permitted Encumbrances" are defined in the Prospectus, the Canadian Prospectus and the General Disclosure Package.

                (j) The Company has been duly incorporated and is validly existing as a corporation in good standing under the CANADA BUSINESS CORPORATIONS ACT (the "CBCA"), with all requisite corporate power and authority to own and lease its properties and conduct its business as described in the Prospectus, the Canadian Prospectus and the General Disclosure Package, and has been duly qualified to carry on its business and is in good standing under the laws of each other jurisdiction in which it carries on a material portion of its business or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Material Subsidiary is either a corporation or a partnership (for purposes of these Standard Provisions, the term "partnership" includes both general partnerships and limited partnerships) and, if a corporation, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and, if a partnership, has been duly formed and is validly existing as a partnership in good standing (if applicable) under the laws of the jurisdiction of its formation; and each Material Subsidiary has been duly qualified to carry on its business and is in good standing, if applicable, under the laws of each other jurisdiction in which it carries on a material portion of its business or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction. Without limitation to the foregoing, no Material Subsidiary which is organized under the laws of Canada or any province thereof carries on a material portion of its business in the United States or any state thereof or is subject to any material liability or disability by reason of the failure to be duly qualified to carry on its business or in good standing in the United States or any state thereof, and no Material Subsidiary which is organized under the laws of any state of the United States carries on a material portion of its business in Canada or any province thereof or is subject to any material liability or disability by reason of the failure to be duly qualified to carry on its business or in good standing in Canada or any province thereof; and the only states of the United States in which any of the Material Subsidiaries carries on a material portion of its business are the States of Texas and Louisiana and the offshore waters of the States of Texas and Louisiana. As used in these Standard Provisions, all references to "provinces" of Canada shall include both provinces and territories.

                (k) The Company has an authorized capitalization as set forth in the Prospectus, the Canadian Prospectus and the General Disclosure Package, and all of the issued shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of each Material Subsidiary that is a corporation have been duly and validly authorized and issued and are fully paid and non-assessable and such shares are owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities or claims; except as set forth in Schedule III to the applicable Pricing Agreement, all of the issued and outstanding partnership interests of each Material Subsidiary that is a partnership have been duly and validly created and are owned, directly or indirectly, by the Company free and clear of all liens, encumbrances, equities or claims.

                (l) The Securities have been duly authorized by the Company and, when the Designated Securities are issued and delivered pursuant to the Pricing Agreement with respect to such Designated Securities against payment of the consideration set forth therein, the Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity, and will be entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Company and, at the Time of Delivery for such Designated Securities, the Indenture will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus, the Canadian Prospectus and the General Disclosure Package.

                (m) The issue and sale of the Securities, and the compliance by the Company with all of the provisions of the Securities, the Indentures and any Pricing Agreement and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument (or any guarantee of any of the foregoing) to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject which, individually or in the aggregate, would be reasonably expected to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, nor does or will such action result in any violation of the provisions of the articles or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body in Canada or the United States is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the relevant Time of Delivery, obtained under the Canadian Securities Laws, the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

                (n)     Neither the Company nor any of its  subsidiaries  is in
        (i)  violation  of its  articles  or  by-laws  or other  constating  or organizational documents, (ii) violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator, or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, or (iii) default in the performance or observance of any obligation, agreement, covenant or condition contained in (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or its properties may be bound which violation or default, as the case may be, individually or in the aggregate, would be reasonably expected to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, or (B), without limitation to the provisions of clause (A) of this sentence, the Agreement for Petroleum Exploration and Production (including any amendments or supplements thereto and any ancillary agreements or instruments) regarding the Masila Block Development Project in Yemen. The only subsidiary of the Company which is a party to the agreement referred to in clause (B) of the preceding sentence is CNPY (as defined in Schedule III attached to the applicable Pricing Agreement).

                (o) The statements and opinions set forth in (A) the Prospectus, the Canadian Prospectus and the General Disclosure Package under the captions "Enforceability of Civil Liabilities", "Description of the Debt Securities", "Particular Terms of the Senior Debt Securities", "Particular Terms of the Subordinated Debt Securities", "Description of the Notes", "Certain Income Tax Considerations" and "Certain Income Tax Considerations" (and under any similar captions),
        (B) in Part II of the Registration Statement under the caption "Indemnification", and (C) in the Company's most recent Annual Report on Form 10-K under the captions "Business and Properties - Government Regulations", "Business and Properties - Environmental Regulations" and "Legal Proceedings" (or, if the Company has filed a Quarterly Report on Form 10-Q since the filing of the Company's most recent Annual Report on Form 10-K, in the Company's most recent Quarterly Report on Form 10-Q under the caption "Legal Proceedings") (and under any similar captions), in each case insofar as such statements constitute summaries of legal matters, legal proceedings, laws or regulations (or the interpretation or administration of laws or regulations by any relevant government authorities), or the Senior Debt Indenture, the Subordinated Debt Indenture, the Designated Securities or other instruments and agreements, are (in the case of the statements under the captions referred to in clauses (A) and (B) above), and were on the date such Annual Report on Form 10-K (or Quarterly Report on Form 10-Q, as applicable) was filed with the Commission (in the case of the statements under the captions referred to in clause (C) above), accurate and fair in all material respects.

                (p) Other than as set forth in the Prospectus, the Canadian Prospectus and the General Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate (i) have a material adverse effect on the performance of the applicable Pricing Agreement or the consummation of any of the transactions contemplated thereby or (ii) have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                (q) The Company is not and, after giving effect to the offering and sale of the Designated Securities and the application of the proceeds thereof as described in the Prospectus, the Canadian Prospectus and the General Disclosure Package, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or required to be registered as an investment company under the Investment Company Act in order to conduct its business as is presently conducted or proposed to be conducted as described in the Prospectus, the Canadian Prospectus and the General Disclosure Package or to consummate the transactions contemplated by the applicable Pricing Agreement.

                (r) Other than as set forth in the Prospectus, the Canadian Prospectus and the General Disclosure Package, the Securities rank and will rank equally in right of payment with all other unsecured and unsubordinated indebtedness of the Company and senior in right of payment to all unsecured subordinated indebtedness of the Company.

                (s) The Indenture has been duly qualified under the Trust Indenture Act and the Trustee has prepared and filed with the Commission a Statement of Eligibility and Qualification on Form T-1 (a "Form T-1") under the Trust Indenture Act in respect of the Indenture.

                (t) The Company and its subsidiaries (i) are in compliance with any and all applicable laws, regulations and other governmental requirements relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                (u) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities will not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                (v)     No  withholding  tax imposed  under the federal laws of
        Canada or the laws of any province or territory of Canada will be payable in respect of (i) the payment or crediting of any discount, commission or fee as contemplated by the applicable Pricing Agreement to an underwriter that is either (A) not resident in Canada, but is resident in the United States and is entitled to relief from certain Canadian tax under the CANADA-UNITED STATES INCOME TAX CONVENTION, 1980 or (B) if a partnership, all the members of which are not resident in Canada but are resident in the United States (and entitled to such relief), in each case, for purposes of the INCOME TAX ACT (Canada) (a "U.S. Underwriter") or (ii) any interest or deemed interest on the resale of Designated Securities by a U.S. Underwriter to U.S.
        residents; provided that such U.S. Underwriter deals at arm's length with the Company and that any such discount, commission, fee or interest is payable in respect of services rendered by such U.S. Underwriter wholly outside of Canada that are performed by such U.S. Underwriter in the ordinary course of business carried on by it that includes the performance of such services for a fee and any such amount is reasonable in the circumstances.

                (w) No goods and services tax imposed under the federal laws of Canada will be collectible by a U.S. Underwriter in respect of the payment or crediting of any discount, commission or fee as contemplated by the applicable Pricing Agreement to any U.S.
        Underwriter, provided that any such discount, commission or fee is payable in respect of services performed by such Underwriter wholly outside of Canada.

                (x) No stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or the laws of any province or territory of Canada in connection with the creation, issuance, sale and delivery to the U.S. Underwriters of the Designated Securities or the authorization, execution, delivery and performance of any Pricing Agreement, or the Indenture or the resale of Designated Securities by a U.S. Underwriter to U.S. residents.

                (y)     Each  Pricing   Agreement  will  be  duly   authorized,
        executed and delivered by the Company.

                (z) No subsidiary of the Company is a guarantor of any borrowings or other indebtedness of the Company. No subsidiary of the Company is a party to or bound by any instrument or agreement pursuant to which it is or may be required to guarantee or cause another subsidiary of the Company to guarantee any borrowings or other indebtedness of the Company. The Company is not a party to or bound by any instrument or agreement, other than as provided in Article 4 of the fourth supplemental indenture dated as of July 2, 1997 to the Canadian Indenture (as hereinafter defined) and other than as provided in
        Article 4 of the First Supplemental Indenture (as hereinafter defined), the Second Supplemental Indenture (as hereinafter defined), the Third Supplemental Indenture (as hereinafter defined), the Fourth Supplemental Indenture (as hereinafter defined), the Fifth Supplemental Indenture (as hereinafter defined) and, in the event the Designated Securities are Senior Debt Securities, the supplemental indenture referred to in the Pricing Agreement, pursuant to which it is or may be required to cause any of its subsidiaries to guarantee any borrowings or other indebtedness of the Company. The term "Canadian Indenture" means the Trust Indenture dated as of June 7, 1991 between the Company and R-M Trust Company, as successor trustee, including all supplemental indentures thereto (including, without limitation, the first, second, third and fourth supplemental indentures thereto) and all other amendments or supplements thereto. The terms "First Supplemental
        Indenture", "Second Supplemental Indenture", "Third Supplemental Indenture", "Fourth Supplemental Indenture" and "Fifth Supplemental Indenture" mean, respectively, the First Supplemental Indenture, dated as of April 28, 1998, the Second Supplemental Indenture, dated as of

        February 4, 1999, the Third Supplemental Indenture dated as of March 11, 2002, the Fourth Supplemental Indenture dated as of November 20, 2003 and the Fifth Supplemental Indenture dated as of March 10, 2005 to the Senior Debt Indenture.

                (aa) The financial statements included and incorporated by reference in the Prospectus, the Canadian Prospectus and the General Disclosure Package, together in each case with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements comply as to form with the applicable accounting requirements of the Canadian Securities Laws and have been prepared in conformity with generally accepted accounting principles in Canada applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The supporting schedules, if any, included or incorporated by reference in the Prospectus, the Canadian Prospectus and the General Disclosure Package present fairly in accordance with generally accepted accounting principles in Canada, applied on a consistent basis throughout the periods involved (except as otherwise noted therein), the information required to be stated therein and comply as to form with the applicable accounting requirements of the Canadian Securities Laws. The selected financial data (if any) and the summary financial data (if any) included in the Prospectus, the Canadian Prospectus and the General Disclosure Package, present fairly the information shown therein and have been compiled on a basis consistent with that of the Company's audited financial statements included or incorporated by reference therein. The pro forma financial statements and related notes thereto, if any, included or incorporated by reference in the Prospectus, the Canadian Prospectus and the General Disclosure Package present fairly the information shown therein, have been prepared in accordance with the applicable requirements (if any) of the Canadian Securities Laws with respect to pro forma financial statements and have been prepared in accordance with the Commission's rules and guidelines, if applicable, with respect to pro forma financial statements, and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                (bb) The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by appropriate federal, state, local and foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess any such Governmental Licenses would not, singly or in the aggregate, have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of any such Governmental Licenses or the failure of any such Governmental Licenses to be in full force and effect would not have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses, which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                (cc) There are no contracts, documents or other materials which are required to be described or referred to in the Registration Statement, the Prospectus, the Canadian Prospectus and the General Disclosure Package, or to be filed as exhibits to the Registration Statement, which have not been so described, referred to or filed as required.

                (dd) The information set forth or incorporated by reference in the Prospectus, the Canadian Prospectus and the General Disclosure Package relating to the estimates by the Company of the proven oil and gas reserves as at the dates specified have been reviewed and verified by the Company and the reserve information has been prepared in accordance with the U.S. Financial Accounting Standards Board Statement No. 69 "Disclosure about Oil and Gas Producing Activities".

                (ee) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any provision applicable to the Company of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

                (ff) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Registration Statement, the Prospectus, the Canadian Prospectus and the General Disclosure Package, are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder and of the Canadian Securities Laws and the CBCA.

                (gg) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent that could have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus, the Canadian Prospectus and the General Disclosure Package.

                (hh) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
        (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (ii) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Designated Securities.

                (jj) Other than the Material Subsidiaries listed in Schedule III to the applicable Pricing Agreement, the Company has no significant subsidiaries as defined by Rule 1-02 of Regulation S-X promulgated by the Commission.

                (kk) Any certificate signed by any officer of the Company and delivered to the Representatives in connection with the offering of any Designated Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                (ll) The Company is a "reporting issuer" or has equivalent status in each of the Qualifying Provinces within the meaning of the securities laws of such provinces and the Company is not in default of any material requirement of the Canadian Securities Laws.

                (mm) There has not been any reportable disagreement (within the meaning of National Instrument 51-102 Continuous Disclosure Obligations of the Canadian Securities Administrators) with the auditors of the Company since the implementation of that Instrument.

                (nn) Either (i) the Company has made available a "BONA FIDE electronic road show," as defined in Rule 433, in compliance with Rule 433(d)(8)(ii) (the "Bona Fide Electronic Road Show") such that no filing of any "road show" (as defined in Rule 433(h)) is or will be required in connection with the offering of the Designated Securities, or (ii) no filing of any "road show" (as defined in Rule 433(h)) is or will be required in connection with the Designated Securities.

                (oo) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Designated Securities did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus, the Canadian Prospectus and the General Disclosure Package.

                (pp) At the time of filing the Registration Statement and any post-effective amendments thereto, at the earliest time thereafter that the Company or another offering participant made a BONA FIDE offer (within the meaning of Rule 164(h)(2) of the Securities Act
        Regulations) of the Designated Securities and as of the date of the applicable Pricing Agreement, the Company was not and is not an "ineligible issuer," as defined in Rule 405 of the Securities Act Regulations.

                (qq) The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter of Designated Securities represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Designated Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission, and the Company will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the information contained in or consistent with the Issuer Free Writing Prospectus included in Schedule IV to the applicable Pricing Agreement (including the Final Term Sheet prepared and filed pursuant to this Agreement). Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

        3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Designated Securities, the several Underwriters named in such Pricing Agreement shall offer such Designated Securities for sale in the United States upon the terms and conditions set forth in the Prospectus in relation to such Designated Securities. In the event that the Pricing Agreement specifies that the Designated Securities may be publicly offered and sold by the Underwriters in Canada, the several Underwriters which have signed the certificate page in the Canadian Prospectus shall offer such Designated Securities for sale in Canada upon the terms and conditions set forth in the Canadian Prospectus.

        4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor specified in the Pricing Agreement in immediately available funds paid to the Company, all in the manner and at the place and time and date specified in such Pricing Agreement (unless postponed in accordance with Section 10 hereof) or at such other place and time and date not later than ten business days after such date as the Representatives and the Company may agree upon in writing, such time and date being herein called a "Time of Delivery" for such Designated Securities.

        5. The Company agrees with each of the Underwriters of any Designated Securities:

                (a)     To prepare the Prospectus  and the Canadian  Prospectus
        in a form approved by the Representatives and to file (i) the Canadian Prospectus with the Canadian Qualifying Authorities pursuant to the Canadian Securities Laws, not later than the ASC's close of business on the business day following the execution and delivery of the Pricing Agreement for such Designated Securities or, if applicable, such earlier time as may be required by the Canadian Qualifying Authorities or the Canadian Securities Laws, and (ii) the Prospectus with the Commission pursuant to General Instruction II.L not later than the Commission's close of business on the next business day following such filing with the ASC or, if applicable, such earlier time as may be required by General Instruction II.L, any rules or regulations of the Commission, the Canadian Qualifying Authorities or the Canadian Securities Laws; to make no further amendment or any supplement to the Registration Statement, the Canadian Prospectus, the Shelf Prospectus, the Prospectus, any Issuer Free Writing Prospectus, after the execution of the Pricing Agreement relating to such Designated Securities and prior to the completion of the distribution of such Designated Securities by the Underwriters that shall be disapproved by the Representatives for such Designated Securities (acting reasonably) promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and to furnish the Representatives and the Underwriters with copies thereof; to file promptly with the Canadian Qualifying Authorities all documents required to be filed by the Company with the Canadian Qualifying Authorities that are deemed to be incorporated by reference into the Canadian Prospectus and with the Commission all reports and any definitive proxy or information statements required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in each case for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Securities Act ("Rule 173(a)")) is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, (i) of the time when any amendment to the Shelf
        Prospectus or Registration Statement has been filed or becomes effective or any Preliminary Prospectus, Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or Issuer Free Writing Prospectus has been filed with the Canadian Qualifying Authorities or the Commission, as applicable, (ii) of the issuance by the Canadian Qualifying Authorities or the Commission of any stop order or of any order preventing or suspending the use of the Shelf Prospectus or the Registration Statement or any prospectus or prospectus supplement relating to the Designated Securities, (iii) of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, (iv) of the initiation or threatening of any proceeding for any of the foregoing purposes, and (v) of any request by the

        Canadian Qualifying Authorities or the Commission for the amending or supplementing of the Shelf Prospectus, the Registration Statement, the Preliminary Prospectus, the Prospectus, the Canadian Preliminary
        Prospectus, the Canadian Prospectus or any Issuer Free Writing Prospectus, or for additional information relating to the Securities, the Shelf Prospectus, the Registration Statement, the Preliminary Prospectus, the Prospectus, the Canadian Preliminary Prospectus, the Canadian Prospectus or any Issuer Free Writing Prospectus; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Shelf Prospectus or the Registration Statement or any prospectus or prospectus supplement relating to the Designated Securities or suspending any such qualification, to use its best efforts to obtain the withdrawal of such order as promptly as possible; to the extent the applicable Pricing Agreement does not contemplate the public offer and sale in Canada of the Designated Securities by the Underwriters party thereto, all references above in this paragraph (a) to the "Canadian Qualifying Authorities" shall be deemed to refer to the Reviewing Authority; to prepare a final term sheet (the "Final Term Sheet") reflecting the final terms of the Designated Securities, in form and substance satisfactory to the Representatives, and file such Final Term Sheet with the Commission as an "issuer free writing prospectus" pursuant to Rule 433 prior to the close of business two business days after the date hereof; provided that the Company shall furnish the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall reasonably object; if at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Prospectus, the Canadian Prospectus and the General Disclosure Package or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

                (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Designated Securities;

                (c) To furnish the Underwriters with copies of any Preliminary Prospectus, Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus and Issuer Free Writing Prospectus in such quantities as the Representatives may from time to time reasonably request; and, if the delivery of a prospectus is required (including in circumstances where such requirement can be satisfied pursuant to Rule
        172) with respect to any Designated Securities at any time up to the expiration of nine months after the date of the Pricing Agreement relating to and in connection with the offering or sale of such Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as amended or supplemented or the Canadian Prospectus as amended or supplemented would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made when such prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Shelf Prospectus, the Registration Statement, the Prospectus or the Canadian Prospectus or to file under the Canadian Securities Laws or the Exchange Act any document incorporated by reference in the Shelf Prospectus, the Registration Statement, the Prospectus or the Canadian Prospectus in order to comply with the Canadian Securities Laws, the Exchange Act, the Securities Act or the Trust Indenture Act, to notify the Representatives as promptly as possible by telephone (confirmed in writing), and as promptly as possible, to file such document, subject to Section 5(a) hereof, and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of such amendment, which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Designated Securities at any time nine months or more after the date of the Pricing Agreement relating to such Designated Securities, upon the request of the Representatives but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented prospectus which shall comply with the provisions of this paragraph;

                (d) To make generally available to its securityholders as soon as practicable, but in any event not later than 15 months after the "effective date" of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries on a consolidated basis (which need not be audited) complying with Section 11(a) of the Securities Act and the Securities Act Regulations (including, at the option of the Company, Rule 158);

                (e) During the period beginning from the date of the Pricing Agreement for any Designated Securities and continuing to and including the Time of Delivery for such Designated Securities, the Company will not, without prior written consent of the Representatives, directly or indirectly offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Designated Securities or substantially similar securities, or any securities convertible into or exchangeable into or exercisable for any of the foregoing, or file a registration statement under the Securities Act or a prospectus with any securities or regulatory authority in Canada with respect to any of the foregoing (except as contemplated by the applicable Pricing Agreement);

                (f) To furnish to the Representatives, at the oral or written request of the Representatives to the Company, as soon as practicable after the end of each fiscal year an annual report

        (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its subsidiaries on a consolidated basis certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), an interim report containing the consolidated financial statements (which may be unaudited) of the Company and its subsidiaries for such quarter in reasonable detail and all other documents specified in the Indenture;

                (g) To furnish to the Representatives, at the oral or written request of the Representatives to the Company, (i) copies of all reports or other communications (financial or other) furnished to the Company's shareholders, (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the Canadian Qualifying Authorities or any national securities exchange on which the Securities or any class of securities of the Company are listed and (iii) such additional publicly available information in a format so made available concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); and

                (h) To use the net proceeds received by it from the sale of the Designated Securities pursuant to the applicable Pricing Agreement in the manner specified in the Prospectus, the Canadian Prospectus and the General Disclosure Package under the caption "Use of Proceeds" (or under any similar caption).

        6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the filing with respect to the Securities under the Canadian Securities Laws and the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Shelf Prospectus, the Registration Statement, the Preliminary Prospectus, the Prospectus, the Canadian Preliminary Prospectus, the Canadian Prospectus and amendments and supplements thereto and any Issuer Free Writing Prospectus and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or reproducing any agreement among Underwriters, these Standard Provisions, any Pricing Agreement, the Senior Debt Indenture, the Subordinated Debt Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Designated Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters up to a maximum aggregate amount of $12,500 (U.S.) in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with the Indenture or the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 8, 9 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

        7. The several obligations of the Underwriters to purchase Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the date of such Pricing Agreement and at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder to be performed on or prior to such Time of Delivery, and the following additional conditions:

                (a) The Canadian Prospectus shall have been filed with the Canadian Qualifying Authorities pursuant to the applicable rules and regulations of the Canadian Securities Laws within the applicable time period prescribed for such filing thereunder and the Prospectus shall have been filed with the Commission pursuant to General Instruction II.L within the applicable time period prescribed for such filing and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement, the Shelf Prospectus or any part thereof or having the effect of preventing or suspending the use of any prospectus or prospectus supplement relating to the Securities shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any Canadian Qualifying Authority; no order having the effect of preventing or suspending the use of any prospectus or prospectus supplement relating to the Securities shall have been issued and no proceeding for that purpose shall have been initiated or threatened by any Canadian Qualifying Authority; and all requests for additional information on the part of the Commission or any Canadian Qualifying Authority shall have been complied with to the reasonable satisfaction of the Representatives; to the extent the applicable Pricing Agreement does not contemplate the public offer and sale in Canada of the Designated Securities by the Underwriters party thereto, all references above in this paragraph (a) to the "Canadian Qualifying Authorities" shall be deemed to refer to the Reviewing Authority;

                (b) Shearman & Sterling LLP, United States counsel for the Underwriters, and, to the extent specified in the applicable Pricing Agreement, Blake, Cassels & Graydon LLP, Canadian counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the validity of the Indenture, the Designated Securities, the Registration Statement, the Shelf Prospectus, the

        Prospectus, the Canadian Prospectus and the General Disclosure Package, and other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

                (c) The General Counsel of the Company shall have furnished to the Representatives his written opinion, dated the Time of Delivery for such Designated Securities in form and substance satisfactory to the Representatives, to the effect that:

                        (i) All of the issued shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of each Canadian Subsidiary (as defined below) that is a corporation have been duly and validly authorized and issued and are fully paid and non-assessable and such shares are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and all of the partnership interests of each Canadian Subsidiary that is a partnership (which term includes both limited and general partnerships) have been duly and validly created and are owned directly or indirectly by the Company (except as set forth in Schedule III attached to the applicable Pricing Agreement), free and clear of all liens, encumbrances, equity or claims. As used in these Standard Provisions, the term "Canadian Subsidiary" means each Material Subsidiary that is organized under the laws of Canada or any province or territory thereof and CNPY (as defined in Schedule III attached to the applicable Pricing Agreement); and

                        (ii) The statements in the Company's most recent Annual Report on Form 10-K under the captions "Business and Properties--Government Regulations", "Business and Properties--Environmental Regulations" and "Legal Proceedings" (or, if the Company has filed a Quarterly Report on Form 10-Q since the filing of the Company's most recent Annual Report on Form 10-K, in the Company's most recent Quarterly Report on Form 10-Q under the caption "Legal Proceedings" ) (and under any similar captions), in each case insofar as such statements constitute summaries of legal matters, legal proceedings, laws or regulations, or instruments or agreements, were, on the date such Annual Report on Form 10-K (or Quarterly Report on Form 10-Q, as applicable) was filed with the Commission, accurate, complete and fair in all material respects.

                In rendering such opinion, such counsel may state that he expresses no opinion as to matters governed by laws other than the federal laws of Canada and the laws of the Province of Alberta. As to matters of law, other than the laws of the Province of Alberta and the federal laws of Canada, such counsel may rely upon the opinions of local counsel reasonably satisfactory to the Representatives, in which case the opinion shall state that he believes that both he and the Representatives are justified in so relying. In the event that such counsel shall, in rendering such opinion, rely on one or more opinions of local counsel, each such opinion of local counsel shall be dated the Time of Delivery, shall either be addressed to the Underwriters or shall expressly state that the Underwriters may rely upon such opinion as if it were addressed to the Underwriters, shall be delivered to the Representatives at the Time of Delivery and shall otherwise be satisfactory in form and substance to the Representatives. In rendering such opinion, such counsel may state that he has relied as to factual matters, to the extent he deems appropriate, on certificates of public officials and officers of the Company.

                (d) Bennett Jones LLP, Canadian counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities in form and substance satisfactory to the Representatives, to the effect that:

                        (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the CBCA, with all requisite corporate power and authority to own and lease its properties and conduct its business as described in the Prospectus, the Canadian Prospectus and the General
                Disclosure Package and to execute, deliver and perform its obligations under these Standard Provisions, the applicable Pricing Agreement, the Designated Securities and the Indenture;

                        (ii)    The   Company   has   an    authorized    share
                capitalization as set forth in the Prospectus and in the General Disclosure Package;

                        (iii) The Company is qualified as an extra provincial corporation to carry on business under the laws of each Canadian jurisdiction in which it conducts a material portion of its business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

                        (iv)    Each Canadian  Subsidiary that is a corporation
                has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; each Canadian Subsidiary that is a partnership has been duly formed and is validly existing as a partnership in good standing (if applicable) under the laws of its jurisdiction of formation; each Canadian Subsidiary is qualified as an extra provincial company or partnership, as the case may be, to carry on business under the laws of each Canadian jurisdiction in which it conducts a material portion of its business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified; and all of the partnership interests of each Canadian Subsidiary that is a partnership (which term includes both limited and general partnerships) organized under the laws of the Province of Saskatchewan have been duly and validly created (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both the
                Representatives and they are justified in relying upon such opinions and certificates);

                        (v) To the best of such counsel's knowledge, and other than as set forth in the Prospectus as amended and supplemented and in the General Disclosure Package relating to such Designated Securities, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                        (vi) The Pricing Agreement with respect to the Designated Securities has been duly authorized, executed and delivered by the Company;

                        (vii)   The  Designated   Securities   have  been  duly
                authorized, executed, authenticated, issued and delivered;

                        (viii) The Indenture has been duly authorized, and, to the extent execution and delivery are governed by the laws of Alberta and the federal laws of Canada applicable therein, has been duly executed and delivered by the Company;

                        (ix)    The issue and sale of the Designated Securities
                and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, these Standard Provisions and the Pricing Agreement and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any Subject Agreement (as set out in a schedule attached to such counsel's opinion) or (B) to the best of such counsel's knowledge, any other contract, indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other financing agreement or other agreement or instrument (or any guarantee of any of the foregoing) known to such counsel (the documents referred to in this clause (B) being hereafter called, collectively, the "Covered Agreements") to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except, solely in the case of Covered Agreements, for such conflicts, breaches, violations or defaults or liens, charges or encumbrances that would not, individually or in the aggregate, have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business), nor does or will such action result in any violation of the provisions of the articles or by-laws of the Company, or the constating documents, as applicable, of each Canadian
                Subsidiary that is a partnership, or to the best of such counsel's knowledge, of any other subsidiaries of the Company, or any statute, rule or regulation of any court or governmental agency or body of Canada or the Province of Alberta having jurisdiction over the Company or any Material Subsidiary or any of their properties or, to the best of such counsel's knowledge, any order of any court or governmental agency or body of Canada or the Province of Alberta having jurisdiction over the Company or any Material Subsidiary or any of their properties. In rendering such opinion, such counsel shall state that, in the case of any Subject Agreement or Covered Agreement which is governed by the laws of a jurisdiction other than Alberta or Canada, such counsel has assumed that such Subject Agreement or Covered Agreement, as the case may be, is governed by the laws of Alberta;

                        (x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of Canada or the Province of Alberta is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by these Standard Provisions, the Pricing Agreement or the Indenture except such as have been obtained;

                        (xi)    To  the  best  of  such  counsel's   knowledge,
                neither the Company nor any of its subsidiaries is in violation of its articles or by-laws or other constating or organizational document or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Subject Agreement or Covered Agreement which, individually or in the aggregate, would have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;

                        (xii) The statements set forth in (A) the Prospectus, the Canadian Prospectus and the General Disclosure Package under the captions (as applicable) "Description of the Debt Securities", "Particular Terms of the Senior Debt Securities", "Particular Terms of the Subordinated Debt Securities",
                "Description of the Notes", "Certain Income Tax Information-Certain Canadian Federal Income Tax Considerations", and "Enforceability of Civil Liabilities" (and under any similar captions), (B) in Part II of the Registration Statement under the caption "Indemnification", and (C) in the Company's most recent Annual Report on Form 10-K under the captions "Business and Properties--Environmental Regulations" (and under any similar captions), in each case insofar as such statements constitute summaries of legal matters, legal proceedings, laws or regulations (or the interpretation or administration of laws or regulations by any relevant government authorities), or the Senior Debt Indenture, the

                Subordinated Debt Indenture, the Designated Securities or other instruments and agreements, are (in the case of the statements under the captions referred to in clauses (A) and (B) above), and were on the date such Annual Report on Form 10-K was filed with the Commission (in the case of the statements under the captions referred to in clause (C) above), accurate and fair in all material respects; and the advice and opinions of such counsel set forth in the Prospectus, Canadian Prospectus and the General Disclosure Package are confirmed;

                        (xiii) In an action on a final and conclusive judgment IN PERSONAM for a fixed sum of money of any New York State or federal court sitting in The City of New York (a "New York Court") that is not impeachable as void or voidable under the law of the State of New York ("New York law"), a court of competent jurisdiction in the Province of Alberta (an "Alberta Court") would not refuse to recognize the jurisdiction of the court rendering such judgment on the basis of process having been served on the Authorized Agent (as hereinafter defined) as the agent to receive process in the United States of America appointed by the Company under the Indenture and these Standard Provisions; under the laws of the Province of Alberta relating to submission to jurisdiction, the Company has, pursuant to the provisions of these Standard Provisions and the Indenture, validly submitted to the non-exclusive personal jurisdiction of any New York Court in any action arising out of or relating to these Standard Provisions, any Pricing Agreement, the Indenture, or the Designated Securities and has validly appointed the Authorized Agent for the purposes described in these Standard Provisions and the Indenture. Pursuant to
                Section 17 of these Standard Provisions, the Company has validly and irrevocably waived any sovereign immunity it has or may hereafter acquire with respect to the matters set forth in such Section 17 (insofar as the opinion set forth in this paragraph shall concern these Standard Provisions, such counsel shall state that they have assumed that the laws of the State of New York (and the application thereof) are identical to the laws of the Province of Alberta);

                        (xiv)   If these  Standard  Provisions  or the  Pricing
                Agreement were sought to be enforced in the Province of Alberta in accordance with New York law, an Alberta Court would recognize the choice of New York law and permit the enforcement thereof and apply New York law in such enforcement proceeding, provided that none of the provisions of these Standard Provisions or such Pricing Agreement is contrary to public policy, as that term is understood under the laws of the Province of Alberta and the federal laws of Canada applicable therein. To the best of such counsel's knowledge, there are no reasons under present law for avoiding the choice of New York law as the proper law governing these Standard Provisions and the Pricing Agreement, provided that such choice is BONA FIDE (in the sense that it was not made with a view to avoiding the consequence of the laws of any other jurisdiction), such choice of law is a valid choice of law, and in an action brought before an Alberta Court, New York law would, to the extent specifically pleaded and proved as a fact by expert evidence, be recognized and applied by such Alberta Court to all issues that, under conflict of laws rules of the Province of Alberta, are to be determined in accordance with the proper or general law of contract, except that any such court will not apply those New York laws the application of which would be inconsistent with "public policy," as such term is applied by the Alberta courts; PROVIDED, HOWEVER, that in matters of procedure, the laws of the Province of Alberta will be applied, and an Alberta Court will retain discretion to decline to hear such action if it is contrary to public policy, as that term is understood under the laws of the Province of Alberta and the federal laws of Canada applicable therein, for such court to do so, or if such court is not the proper forum to hear such an action or if concurrent proceedings are being brought elsewhere. In the opinion of such counsel, there are no reasons based on public policy, as that term is understood under the laws of the Province of Alberta and the federal laws of Canada applicable therein, for an Alberta Court not to enforce these Standard Provisions or the Pricing Agreement or not to apply New York law in such an enforcement proceeding;

                        (xv) The laws of the Province of Alberta and the federal laws of Canada applicable therein permit an action to be brought in an Alberta Court on a final and conclusive judgment IN PERSONAM for a sum certain of a New York Court respecting the enforcement of the Indenture, the Designated Securities, these Standard Provisions and the Pricing Agreement that is not impeachable as void or voidable under New York law if: (A) the court rendering such judgment had jurisdiction, in accordance with Alberta's conflict of laws rules, over the judgment debtor as recognized by the courts of the Province of Alberta (and submission by the Company to the jurisdiction of the New York Courts pursuant to the Indenture and these Standard Provisions is sufficient for this purpose) and the judgment debtor was properly served in the action leading to such judgment; (B) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy, as such term is understood under the laws of the Province of Alberta and the federal laws of Canada applicable therein, or contrary to any order made by the Attorney General of Canada under the FOREIGN EXTRATERRITORIAL MEASURES ACT (Canada) or by the Competition Tribunal under the COMPETITION ACT (Canada); (C) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriation, penal or public laws; (D) no new admissible evidence relevant to the action is discovered prior to the rendering of the judgment by the Alberta Court; and (E) the action in the foreign jurisdiction was brought within the limitation period applicable under the laws of Alberta. Under the CURRENCY ACT (Canada) a judgment by a court in any province of Canada may only be awarded in Canadian currency. In the opinion of such counsel, there are no reasons based on public policy under the laws of the Province of Alberta or the federal laws of Canada applicable therein for avoiding recognition of judgments of a New York court under the Indenture, the Designated Securities, these Standard Provisions or the Pricing Agreement;

                        (xvi) The Shelf Prospectus has been duly approved by the Board of Directors of the Company, and the Shelf Prospectus and each amendment thereto has been duly executed on behalf of the Company in accordance with the Canadian Securities Laws;

                        (xvii) The documents incorporated by reference in the Shelf Prospectus, the Prospectus and the General Disclosure Package, each as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Canadian Qualifying Authorities, complied as to form, in all material respects, with the requirements of the Canadian Securities Laws as interpreted and applied by the Canadian Qualifying Authorities; although such counsel is not passing upon and does not assume any responsibility for the factual accuracy, completeness or fairness of the statements contained in any such incorporated documents (except as to those matters and to the extent set forth in the opinions referred to in subsection (xiii)(A) of this Section 7(d)), no facts have come to their attention that have caused such counsel to believe that any such incorporated documents (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion), when such documents were filed with the Canadian Qualifying Authorities, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                        (xviii) The Company has  received a receipt  from or on
                behalf of the  Canadian  Qualifying  Authorities  for the Shelf
                Prospectus and any amendments or supplements thereto filed under the Canadian Securities Laws prior to such Time of Delivery; to the best of such counsel's knowledge after due inquiry, no order of any Canadian Qualifying Authority to cease distribution of the Securities under the Shelf Prospectus or any amendments or supplements thereto or having the effect of preventing or suspending the use of any prospectus or prospectus supplement relating to the Designated Securities has been issued, and to the best of such counsel's knowledge no proceedings for such purpose have been instituted or threatened; the Shelf Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery comply as to form, in all material respects, with the requirements of the Canadian Securities Laws as interpreted and applied by the Canadian Qualifying Authorities; the Shelf Prospectus, as amended or supplemented has been duly filed with the Canadian Qualifying Authorities within the time required by applicable law;

                        (xix) There are no reports or other information that in accordance with the requirements of the Canadian Securities Laws must be made publicly available in connection with the offering of the Designated Securities that have not been made publicly available as required; there are no documents required to be filed with the Canadian Qualifying Authorities or otherwise under the Canadian Securities Laws in connection with the Shelf Prospectus that have not been filed as required;

                        (xx) The Company has obtained an exemption under the CBCA exempting the Indenture from the provisions of Part VIII of the CBCA;

                        (xxi) No goods and services tax imposed under the federal laws of Canada will be collectible by a U.S. Underwriter in respect of the payment or crediting of any discount, commission or fee as contemplated by these Standard Provisions or the Pricing Agreement to any U.S. Underwriter, provided that any such discount, commission or fee is payable in respect of services performed by such Underwriter wholly outside of Canada;

                        (xxii) No stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or the laws of the Province of Alberta in connection with the creation, issuance, sale and delivery to the U.S. Underwriters of the Designated Securities or the authorization, execution, delivery and performance of these Standard Provisions, any Pricing Agreement, or the Indenture or the resale of Designated Securities by a U.S. Underwriter to U.S. residents;

                        (xxiii) The  Company is  eligible  to file a short form
                shelf prospectus with the Canadian Qualifying Authorities;

                        (xxiv) The filing of the Canadian Preliminary Prospectus and the Canadian Prospectus with the Reviewing Authority has been duly approved and authorized by all necessary action on the part of the Company; and

                        (xxv) The Company is a "reporting issuer" in Alberta and is not included in a list of defaulting reporting issuers maintained by the ASC.

                In rendering such opinion, such counsel may state that they express no opinion as to matters governed by laws other than the federal laws of Canada and the laws of the Provinces of Alberta and Ontario. As to matters of law, other than the laws of the Provinces of Alberta and Ontario and the federal laws of Canada, such counsel may rely upon the opinions of local counsel reasonably satisfactory to the Representatives, in which case the opinion shall state that they believe that both they and the Representatives are justified in so relying. In the event that such counsel shall, in rendering such opinion, rely on one or more opinions of local counsel, each such opinion of local counsel shall be dated the Time of Delivery, shall either be addressed to the Underwriters or shall expressly state that the Underwriters may rely upon such opinion as if it were addressed to the Underwriters, shall be delivered to the Representatives at the Time of Delivery and shall otherwise be satisfactory in form and substance to the Representatives. In rendering such opinion, such counsel may state that they have relied as to factual matters, to the extent they deem appropriate, on certificates of public officials and officers of the Company. In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Shelf Prospectus, the Prospectus, the Canadian Prospectus and the General Disclosure Package and in conferences and telephone conversations with officers and other representatives of the Company and with representatives of the independent accountants for the Company, during which conferences and telephone conversations the contents of the Prospectus, the Canadian Prospectus and the General Disclosure Package (in each case including the documents incorporated by reference therein) and related matters were discussed and although such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Prospectus, the Canadian Prospectus and the General Disclosure Package (except as to those matters and to the extent set forth in the opinions referred to in subsection (xiii) of this Section 7(d)), on the basis of the foregoing, such counsel's work in connection with this matter did not disclose any information that gave such counsel reason to believe (x) as of the Applicable Time, the General Disclosure Package (other than the financial statements, financial statement schedules and other financial data included or incorporated by reference therein or omitted therefrom or from those documents incorporated by reference and the information derived from the reports of William M. Cobb & Associates, Inc., Ryder Scott Company, L.P., Consent of McDaniel & Associates Consultants Ltd. and DeGolyer and MacNaughton included or incorporated by reference into the Disclosure Package upon their authority as experts, as to which such counsel need express no such belief) included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (y) as of the date of the Prospectus and as of the Time of Delivery, the
        Prospectus and the Canadian Prospectus (other than the financial statements, financial statement schedules and other financial data included or incorporated by reference therein or omitted therefrom or from those documents incorporated by reference and the information derived from the reports of William M. Cobb & Associates, Inc., Ryder Scott Company, L.P., Consent of McDaniel & Associates Consultants Ltd. and DeGolyer and MacNaughton included or incorporated by reference into the Prospectus upon their authority as experts, as to which we express no such belief), included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Shelf Prospectus required to be filed with the Canadian Qualifying Authorities or any documents of the character required to be incorporated by reference into the Shelf Prospectus or filed with the Canadian Qualifying Authorities which are not filed or incorporated by reference as required.

                (e) Paul, Weiss, Rifkind, Wharton & Garrison LLP, United States counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                        (i) Each Delaware subsidiary listed on Schedule III of the applicable Pricing Agreement (individually, a "Delaware Subsidiary" and collectively, the "Delaware Subsidiaries") that is a corporation is duly incorporated, validly existing and in good standing under the laws of Delaware. Each of the Delaware Subsidiaries has all necessary corporate or partnership power and authority to own and hold its respective properties and conduct its respective businesses as described in the Prospectus and the General Disclosure Package;

                        (ii) The Indenture complies with all applicable provisions of the Trust Indenture Act; the Indenture has been duly qualified under the Trust Indenture Act;

                        (iii) The statements in the Prospectus and the General Disclosure Package under the captions (as applicable) "Description of the Debt Securities", "Particular Terms of the Senior Debt Securities", "Particular Terms of the Subordinated Debt Securities", "Description of the Notes" and "Description of the Subordinated Notes" in so much as such statements constitute summaries of the Securities or the Indenture are accurate and fair summaries of the matters stated therein;

                        (iv) The statements in the Prospectus and the General Disclosure Package under the caption "Certain Income Tax Information - Certain U.S. Federal Income Tax Considerations", to the extent that they constitute summaries of United States federal statutes, rules and regulations, or portions thereof, are accurate in all material respects;

                        (v) The applicable Pricing Agreement (to the extent execution and delivery are governed by the laws of New York) has been duly executed and delivered by the Company;

                        (vi) No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority, which has not been obtained, taken or made (other than as required by any state securities laws, as to which such counsel need express no opinion) is required under any Applicable Law for the issuance or sale of the Designated Securities or the performance by the Company of its obligations under the applicable Pricing Agreement and the Indenture. For purposes of this opinion, the term "Governmental Authority" means any executive, legislative, judicial, administrative or regulatory body of the State of New York or the United States of America. For purposes of this opinion, the term "Applicable Law" means those laws, rules and regulations of the United States of America and the State of New York, in each case which in such counsel's experience are normally applicable to the transactions of the type contemplated by the applicable Pricing Agreement;

                        (vii) The Company is not and, after giving effect to the offering and the sale of the Designated Securities and the application of their proceeds as described in the Prospectus and the General Disclosure Package under the heading "Use of Proceeds", will not be required to be registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder;

                        (viii) The Registration Statement and the Prospectus, as of their respective effective or issue dates, appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, except for the financial statements, financial statement schedules and other financial data included or incorporated by reference in or omitted from either of them, and the Form T-1, as to which such counsel need express no opinion; the Form F-X filed by the Company, as of its date, appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act;

                        (ix) The issuance and sale of the Designated Securities by the Company, the compliance by the Company with all of the provisions of the applicable Pricing Agreement and the Indenture and the performance by the Company of its obligations thereunder will not (i) result in a violation of the charter or by-laws of the Delaware Subsidiaries, (ii) breach or result in a default under any agreement, indenture or instrument governed by New York law and listed on Schedule C to such counsel's opinion, or (iii) violate Applicable Law or any judgment, order or decree of any court or arbitrator in the United States known to such counsel, except where, in the case of (ii) and (iii) above, the default, breach or violation, either individually or in the aggregate with all other violations or defaults referred to in this paragraph (ix) (if any), would not have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its corporate and partnership subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;

                        (x) Assuming the due authorization, execution, issuance and delivery of the Designated Securities by the Company under Canadian federal and Alberta law, the Designated Securities (to the extent that the execution, authentication, issuance and delivery thereof are governed by the laws of the State of New York) have been duly executed, authenticated and delivered by the Company, and when issued by the Company against payment as provided by the Pricing Agreement with respect to such Designated Securities will constitute valid and binding obligations of the Company, enforceable against the
                Company in accordance with their terms except that the enforceability of the Designated Securities may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity

                (regardless of whether enforceability is considered in a proceeding in equity or at law), and are entitled to the benefits provided by the Indenture;

                        (xi) Assuming the due authorization, execution and delivery of the Indenture under Canadian federal and Alberta law, the Indenture, (to the extent that the execution and delivery thereof are governed by the laws of the State of New
                York) has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms except that the enforceability of the Designated Securities may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                        (xii) Each of the Company's most recent Annual Report on Form 10-K and each Quarterly Report on Form 10-Q filed since the filing of the Company's most recent Annual Report on Form 10-K, when filed by the Company with the Commission, appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder; and

                        (xiii)  Under  the  laws  of  the  State  of  New  York
                relating to submission to jurisdiction, the Company has, pursuant to Section 16 of these Standard Provisions and the applicable Pricing Agreement and Section 1.15 of the Indenture, validly and irrevocably submitted to the personal jurisdiction of any New York State or federal court sitting in The City of New York, in any action arising out of or relating to the applicable Pricing Agreement or the Indenture or the transactions contemplated thereby, has validly and irrevocably waived any objection to the venue of a proceeding in any New York State or federal court sitting in The City of New York and has validly and irrevocably appointed Nexen Petroleum U.S.A. Inc. as its authorized agent for the purpose described in
                Section 16 of these Standard Provisions and the applicable Pricing Agreement and Section 1.15 of the Indenture for so long as any of the Designated Securities are outstanding; and service of process effected on such agent in the manner set forth in Section 16 of these Standard Provisions and the applicable Pricing Agreement or Section 1.15 of the Indenture will be effective to confer valid personal jurisdiction over the Company.

                This opinion (xiii) is subject to the qualification that such counsel expresses no opinion as to enforceability of forum selection clauses in federal courts.

                In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the General Corporation Law of the State of Delaware (the "DGCL") and the laws of the State of New York. In rendering such opinion, such counsel may state that they have relied as to factual matters, to the extent they deem appropriate, on certificates of public officials and officers of the Company. In addition to rendering the opinions set forth above, such counsel shall state that, to their knowledge and based upon, among other things, oral advice of the staff of the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending. In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Registration Statement, the Prospectus, the General Disclosure Package and in conferences and telephone conversations with officers and other representatives of the Company and representatives of the independent chartered accountants for the Company, during which conferences and telephone conversations the contents of the Registration Statement, the Prospectus, the General Disclosure Package and related matters were discussed and, although the limitations inherent in the independent verification of factual matters and the role of outside counsel are such that such counsel has not undertaken to investigate or independently verify, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in either the Registration Statement, the Preliminary Prospectus, the Prospectus or the General Disclosure Package (other than as explicitly stated in the opinions referred to in subsections (iii) and (iv) of this Section 7(e)), on the basis of the foregoing, such counsel's work in connection with this matter did not disclose any information that gave such counsel reason to believe that
        (a) as of its effective date and the date of the applicable Pricing Agreement, the Registration Statement (other than the financial statements, financial statement schedules and other financial data included or incorporated by reference therein or omitted therefrom or from those documents incorporated by reference, and the Form T-1 (if applicable), and the information derived from the reports of William M. Cobb & Associates, Inc., Ryder Scott Company, L.P., Consent of McDaniel & Associates Consultants Ltd. and DeGolyer and MacNaughton included or incorporated by reference into the Registration Statement upon their authority as experts, as to which such counsel need express no such belief), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) as of the Applicable Time, the General Disclosure Package (other than the financial statements, financial statement schedules and other financial data included or incorporated by reference therein or omitted therefrom or from those documents incorporated by reference and the information derived from the reports of William M. Cobb & Associates, Inc., Ryder Scott Company, L.P., Consent of McDaniel & Associates Consultants Ltd. and DeGolyer and MacNaughton included or incorporated by reference into the Disclosure Package upon their authority as experts, as to which such counsel need express no such belief) included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) as of the date of the Prospectus and as of the Time of Delivery, the Prospectus (other than the financial statements, financial statement schedules and other financial data included or incorporated by reference therein or omitted therefrom or from those documents incorporated by reference and the information derived from the reports of William M. Cobb & Associates, Inc., Ryder Scott Company, L.P., Consent of McDaniel & Associates

        Consultants Ltd. and DeGolyer and MacNaughton included or incorporated by reference into the Prospectus upon their authority as experts, as to which we express no such belief), included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (f) At the time of the execution of the Pricing Agreement, the Representatives shall have received from the independent accountants of the Company a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Prospectus, the Canadian Prospectus and the General Disclosure Package.

                (g) At the Time of Delivery, the Representatives shall have received from the independent accountants of the Company a letter, dated as of the Time of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Time of Delivery.

                (h) (i) None of the Company or any of its Material Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, the Canadian Prospectus and the General Disclosure Package any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, the Canadian Prospectus and the General Disclosure Package, and (ii) since the date of the applicable Pricing Agreement or since the respective dates as of which information is given in the Prospectus, the Canadian Prospectus and the General Disclosure Package there shall not have been any change in the capital stock or increase in the long-term debt of the Company or any of its subsidiaries (except the issuance of shares of capital stock upon the reinvestment of dividends in accordance with the Company's dividend reinvestment plan, upon the exercise of options held by directors and employees of the Company pursuant to the Company's stock option plans described in the Prospectus, the Canadian Prospectus and the General Disclosure Package), nor has there been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, otherwise than as set forth or contemplated in the Prospectus, the Canadian Prospectus and the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated

        Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented and the General Disclosure Package.

                (i) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded any of the Company's debt securities (including the Securities) by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act or any "approved rating organization," as that term is defined in NI 44-101 and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities (including the Securities);

                (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of this Section and as to such other matters as the Representatives may reasonably request; and

                (k) If required pursuant to the terms of the Designated Securities, at the Time of Delivery, the Company shall have delivered to the Trustee (with a copy to the Representatives) an instrument substantially in the form of Schedule A to the Senior Debt Indenture, pursuant to which the Company shall confirm that it has designated the subsidiaries marked with footnote (1) on Schedule III to the applicable Pricing Agreement as "Restricted Subsidiaries" for purposes of, and in accordance with the terms of, the Senior Debt Indenture, which instrument shall be in form and substance satisfactory to the Representatives.

                (l) Norton Rose, UK Counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                        (i)     Nexen   Petroleum   U.K.    Limited   is   duly
                incorporated in England and Wales and is validly existing, and in good standing, under the laws of England and Wales; and

                        (ii) Nexen Petroleum U.K. Limited has all necessary corporate power and authority to own and hold its respective properties and conduct its respective businesses as described in the Prospectus and the General Disclosure Package.

        8. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

                        (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Shelf Prospectus, the Shelf Prospectus as amended or supplemented, the Prospectus, the Prospectus as amended or supplemented, any Canadian Preliminary Prospectus, the Canadian Prospectus, the Canadian Prospectus as amended or supplemented, or any Issuer Free Writing
        Prospectus (or in each case any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                        (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 8(d) below) any such settlement is effected with the written consent of the Company; and

                        (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in any Preliminary Prospectus relating to such Designated Securities, the Prospectus or Canadian Prospectus or any Issuer Free Writing Prospectus, each as amended or supplemented, relating to such Designated Securities (or in each case any amendment or supplement thereto).

                (b) Each Underwriter of Designated Securities severally, and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of

        Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any Preliminary Prospectus relating to such Designated Securities, the Prospectus as amended or supplemented relating to such Designated Securities or any Issuer Free Writing Prospectus (or in each case any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in such Preliminary Prospectus or such Prospectus as amended or supplemented (or any amendment or supplement thereto).

                (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 8(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
        Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

        9. If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the applicable Designated Securities on the other hand from the offering of such Designated Securities pursuant to the applicable Pricing Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of such Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

        The relative benefits received by the Company on the one hand and the Underwriters of the applicable Designated Securities on the other hand in connection with the offering of such Designated Securities pursuant to the applicable Pricing Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Designated Securities pursuant to such Pricing Agreement (before deducting expenses) received by the Company and the total underwriting discount received by such Underwriters, in each case as set forth on the cover of the Prospectus relating to such Designated Securities, bear to the aggregate initial public offering price of such Designated Securities as set forth on such cover.

        The relative fault of the Company on the one hand and the Underwriters of the applicable Designated Securities on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Underwriters of the applicable Designated Securities agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if such Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

        Notwithstanding the provisions of this Section 9, no Underwriter of any Designated Securities shall be required to contribute any amount in excess of the amount by which the total price at which such Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

        No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The respective obligations of the Underwriters of any Designated Securities to contribute pursuant to this Section 9 are several in proportion to the aggregate principal amount of Designated Securities set forth opposite their respective names in Schedule I to the applicable Pricing Agreement and not joint.

        10. If one or more of the Underwriters of any Designated Securities shall fail to purchase the Designated Securities which it or they are obligated to purchase under the applicable Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters of such Designated Securities, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein and therein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of all such Designated Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Pricing Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

                (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of all such Designated Securities, the applicable Pricing Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

        No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

        In the event of any such default which does not result in a termination of the applicable Pricing Agreement, either the Representatives or the Company shall have the right to postpone the Time of Delivery for the Designated

Securities for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Shelf Prospectus, the Prospectus or the Canadian Prospectus (or any amendments or supplements thereto) or in any other documents or arrangements. As used herein and in any applicable Pricing Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

        11. The applicable Pricing Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery and payment for the Designated Securities, if at any time prior to such time there shall have occurred any of the following:
(i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the Toronto Stock Exchange or the establishment of minimum prices on any such exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange or the Toronto Stock Exchange; (iii) a general moratorium on commercial banking activities in New York or Alberta declared by either Federal or New York State authorities or authorities of Canada or the Province of Alberta or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or Canada;
(iv) the occurrence of any material adverse change in the financial markets in the United States or Canada or the outbreak, escalation of hostilities or other such calamity or crisis involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated by the Prospectus and the General Disclosure Package relating to the Designated Securities; or (v) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States, Canada or elsewhere which, in the judgment of the Representatives, would materially and adversely affect the financial markets or the market for the Securities or other debt securities.

        12. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in these Standard Provisions or made by or on behalf of them, respectively, pursuant to the applicable Pricing Agreement and the provisions of Sections 6, 8, 9, 16 and 17 hereof, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter or the Company or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

        13.     If any  Pricing  Agreement  shall  be  terminated  pursuant  to
Section 10 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6, 8, 9, 16 and 17 hereof (all of which shall survive such termination and remain in full force and effect); but, if the applicable Pricing Agreement is terminated pursuant to Section 11 hereof or if for any other reason, the Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6, 8, 9, 16 and 17 (all of which shall remain in full force and effect).

        14. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any such Underwriter made or given by such Representatives jointly.

        All statements, requests, notices, and agreements hereunder shall be in writing, and if to the Underwriters or the Representatives shall be delivered or sent by mail or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall also be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        15. Each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters named in such Pricing Agreement, the Company and, to the extent provided in Section 8, Section 9 and Section 12 hereof, the directors of the Company, the officers of the Company who signed the Registration Statement and each person who controls the Company or any Underwriter and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of these Standard Provisions or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        16. The Company irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon any Pricing Agreement or the transactions contemplated hereby or thereby may be instituted in any New York State or federal court sitting in The City of New York, (ii) waives, to the fullest extent it may effectively do so under applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding or to the convenience of the forum and (iii) submits to the non-exclusive jurisdiction of any New York State or federal court sitting in The City of New York in any such suit, action or proceeding. The Company has appointed Nexen Petroleum U.S.A. Inc. as its authorized agent (the "Authorized Agent"), which term, as used herein, includes any successor in such capacity, upon whom process may be served in any such action arising out of or based on any Pricing Agreement, the Indenture, the Designated Securities or any of the transactions contemplated hereby or thereby which may be instituted in any federal or state court in the State of New York by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid for so long as any of the Securities shall be outstanding and until the principal of, premium, if any, and interest on, and any and all other amounts payable with respect to, the Securities shall have been paid in full. Service of process upon the Authorized Agent and written notice of such service to the Company (delivered to the Company as provided in Section 14 hereof) shall be deemed, in every respect, effective service of process upon the Company.

        In respect of any judgment or order given or made against the Company or any Underwriter (the "Indemnifying Underwriter") for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company will indemnify each Underwriter, and such Indemnifying Underwriter, severally, will indemnify the Company, as the case may be, against any loss incurred by such Underwriter or the Company, respectively, as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which such Underwriter or the Company, as the case may be, is able to purchase United States dollars with the amount of judgment currency actually received by such Underwriter or the Company, respectively. The foregoing indemnity shall constitute separate and independent obligations of the Company and such Indemnifying Underwriter and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

        17. To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty, from (i) any legal action, suit or proceeding, (ii) setoff or counterclaim, (iii) the jurisdiction of any court, (iv) service of process, (v) attachment upon or prior to judgment, (vi) attachment in aid of execution of judgment, (vii) execution of judgment, or (viii) other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with these Standard Provisions, any Pricing Agreement, the Indenture or the Designated Securities, the Company (to the maximum extent permitted by law) hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

        18. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        19. THESE STANDARD PROVISIONS AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        20. Each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                                                        ANNEX I


                               PRICING AGREEMENT
                               -----------------



[REPRESENTATIVES OF THE UNDERWRITERS]


                                                                         [DATE]

Ladies and Gentlemen:

        Nexen Inc., a corporation organized under the federal laws of Canada (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions attached hereto (the "Underwriting Agreement Standard Provisions" and, together with this Agreement, the "Underwriting Agreement"), to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement, except that each representation and warranty in Section 2 of the Underwriting Agreement Standard Provisions that refers to the Prospectus, the Canadian Prospectus or the General Disclosure Package shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus, the Canadian Prospectus or the General Disclosure Package, and also a representation and warranty as of the date of this Agreement in relation to the Prospectus, the Canadian Prospectus or the General Disclosure Package relating to the Designated Securities which are the subject of this Agreement. Each reference to the Representative or the Representatives herein and in the provisions of the Underwriting Agreement Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement Standard Provisions are used herein as therein defined.

        The Canadian Prospectus and the Canadian Prospectus relating to the Designated Securities, in the form previously delivered to you, is now proposed to be filed with the Canadian Qualifying Authorities, and the Prospectus relating to the Designated Securities, in the form previously delivered to you, is now proposed to be filed with the Commission.

        Subject to the terms and conditions set forth herein and in the Underwriting Agreement Standard Provisions incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

        If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement Standard Provisions incorporated herein by reference, shall constitute a binding agreement between each of the several Underwriters and the Company.

                                        Very truly yours,


                                        NEXEN INC.



                                        By:
                                            ------------------------------
                                            Name:
                                            Title:



                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

Accepted as of the date hereof:

[REPRESENTATIVES]

By:





By
   ------------------------------------
   Authorized Signatory


For themselves and as Representatives
of the other Underwriters named in
Schedule I hereto

                                   SCHEDULE I


                                                       Principal
                                                       Amount of
                                                       Designated
                                                       Securities
                                                          to be
                    Underwriter                         Purchased
-----------------------------------------------      ---------------


[Underwriters].................................      $o






                                                     ---------------

         Total.................................      $o
                                                     ===============

                                  SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

      [%] [Floating Rate] [Zero Coupon] [Notes] [Debentures] due

AGGREGATE PRINCIPAL AMOUNT:

      [U.S. $]

PRICE TO PUBLIC:

      % of the principal amount of the Designated Securities plus accrued interest [AND ACCRUED AMORTIZATION]

UNDERWRITING COMMISSION:

      % of the principal amount of the Designated Securities

PROCEEDS TO THE COMPANY:

      % of the principal amount of the Designated Securities[, plus accrued interest from to [and accrued amortization[, if any,] from to ]

REGISTRATION STATEMENT FILE NO.:


FORM OF DESIGNATED SECURITIES:

      [Definitive certificated form to be made available for checking and packaging by the Representatives in New York City at least twenty-four hours prior to the Time of Delivery]

      [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery.]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

      Immediately available funds

TIME OF DELIVERY:

      9:00 a.m. (New York City time) on           , 20

APPLICABLE TIME:

      o:00 [a/p]m (New York City time) on the date of this Pricing Agreement or such other time as agreed by the Company and the Representatives.

INDENTURE:

      Indenture dated as of             ,       , [and a Supplemental Indenture
      thereto dated as of _______, 20__, each] between the Company and , as trustee (the "Trustee") [together with the Officer's Certificate executed in connection with the establishment of the terms of the Designated Securities].

MATURITY:

INTEREST RATE:

      [ % per annum] [Zero Coupon] [See Floating Rate Provisions]

INTEREST PAYMENT DATES:

      [months and dates, commencing _____________, 20__]

REGULAR RECORD DATES:

      The ______________ and ______________ next preceding each Interest Payment Date

INTEREST ACCRUES FROM:

      [date]

REDEMPTION PROVISIONS:

      The Designated Securities are not subject to redemption prior to maturity

      [The Designated Securities may be redeemed, in whole or from time to time in part, at the option of the Company, in the principal amount of [U.S. $1,000] or an integral multiple thereof, on or after , at the following redemption prices (expressed as percentages of principal amount) if redeemed delivery the 12-month period beginning:

                      YEAR                    REDEMPTION PRICE
                      ----                    ----------------

      and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

      [Other redemption provisions may be inserted instead of the foregoing]

      Notice of redemption shall be mailed to holders of the Designated Securities to be redeemed not less than 30 nor more than 60 days prior to the date fixed for redemption.

SINKING FUND PROVISIONS:

      [No sinking fund provisions]

      [The Designated Securities are entitled to the benefit of a sinking fund to retire [$ ] principal amount of Designated Securities on in each of the years through at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$ ] principal amount of Designated Securities in the years through at 100% of their principal amount plus accrued interest.]

       [IF DESIGNATED SECURITIES ARE EXTENDABLE DEBT SECURITIES, INSERT--

EXTENDABLE PROVISIONS:

      [Insert extension provisions]

     [IF DESIGNATED SECURITIES ARE FLOATING RATE DEBT SECURITIES, INSERT--

FLOATING RATE PROVISIONS:

      [Insert floating rate provisions]

LISTING REQUIREMENTS:

      [List or None]

CLOSING LOCATION:

      The Closing for the Designated Securities will occur at the offices of [Nexen's Canadian Counsel]

ADDITIONAL CLOSING CONDITIONS:

      [Indicate if delivery of an opinion from Canadian Counsel to the Underwriters is required and insert any other closing conditions]

ADDITIONAL OPINIONS:

      [IF THE DESIGNATED SECURITIES ARE TO BE QUALIFIED FOR OFFER AND SALE IN CANADA, INCLUDE THE FOLLOWING - In addition to the opinions provided for in Section 7(d), Bennett Jones LLP, Canadian counsel for the Company, shall also furnish to the Representatives their written opinion that, dated the Time of Delivery for such Designated Securities in form and substance satisfactory to the Representatives, to the effect that:

                        (i) All necessary documents have been filed, all requisite proceedings have been taken and all other legal requirements have been fulfilled under the laws of each of the Qualifying Provinces in order to qualifying the distribution of the Designated Securities through investment dealers or brokers who are registered under applicable legislation of the
                Qualifying Provinces and who comply with the relevant provisions of such applicable legislation;

                        (ii) Subject to the assumptions, qualifications, limitations and understandings set out in the Canadian Prospectus as amended and supplemented, the Designated Securities will, as of the date of issue, be qualified investment under the INCOME TAX ACT (Canada) for trusts governed by registered retirement savings plans, registered retirement income funds, registered education savings plans and deferred profit sharing plans;

                        (iii) Subject to the assumptions and qualifications set out in the Canadian Prospectus as amended and supplemented, the Designated Securities will not, at the date of issue, be precluded as investments under the statutes listed under the heading "Eligibility for Investment" in the Canadian Prospectus as amended or supplemented (and, where applicable, the regulations under those statutes) subject to compliance with prudent investor standards and the general investment provisions and restrictions of those statutes and, in certain cases, subject to the satisfaction of additional requirements relating to the investment or lending policies, standards, procedures and goals and, in certain circumstances, the filing of those policies and goals;

                        (iv) All laws of the province of Quebec relating to the use of French language (other than those related to verbal communications) will have been complied with in connection with the sale of the Designated Securities to purchasers in the province of Quebec if such purchasers received copies of the Canadian Prospectus as amended and supplemented and forms of order and confirmation in the French language only, provided that the Canadian Prospectus as amended and supplemented in the English language and the forms of order and confirmations in the English language may be delivered, without delivery of the French language version thereof, to physical persons in the province of Quebec who expressly requested them in writing;

                        (v) The execution and filing of the Canadian Prospectus, as amended or supplemented, in both the French and English languages, with the Canadian Qualifying Authorities has been duly approved and authorized by all necessary action on the part of the Company and the Canadian Prospectus, as amended and supplemented, in both the French and English languages, has been duly executed on behalf of the Company; and

                        (vi) The Company is a "reporting issuer" in Alberta and is not included in a list of defaulting reporting issuers maintained by the ASC and has similar status under the Canadian Securities Laws in each of the Qualifying Provinces where such a concept exists.

                The opinions in clauses (v) and (vi) above shall replace the similar opinions in clauses (xxv) and (xxvi), respectively, of Section 7(d) of the Standard Provisions.]

        [IN THE EVENT THAT THE APPLICABLE PRICING AGREEMENT SPECIFIES THAT THE DESIGNATED SECURITIES ARE TO BE SO LISTED, INCLUDE AS APPLICABLE THE FOLLOWING - In addition to the opinions provided for in Section 7(d), Bennett Jones LLP, Canadian counsel for the Company, shall also furnish to the Representatives their written opinion that, dated the Time of Delivery for such Designated Securities in form and substance satisfactory to the Representatives, to the effect that:

                        (vii) The Toronto Stock Exchange has conditionally approved the listing of the Designated Securities subject to completion of the listing conditions set out in its letter granting conditional listing;

                        (viii) The Designated Securities have been approved for listing on New York Stock Exchange, Inc., subject only to official notice of issuance;

ADDITIONAL DOCUMENTS INCORPORATED BY REFERENCE:

        [List or None]

OTHER TERMS:

        [Insert any other terms of the Designated Securities]

                                  SCHEDULE III

                            RESTRICTED SUBSIDIARIES

---------------------------------------------------------------------------------------------------------------------------------
Subsidiary                                                      Type of Entity                 Jurisdiction of Organization
---------------------------------------------------------------------------------------------------------------------------------





                             MATERIAL SUBSIDIARIES


---------------------------------------------------------------------------------------------------------------------------------
Subsidiary                                                      Type of Entity                 Jurisdiction of Organization
---------------------------------------------------------------------------------------------------------------------------------



                                  SCHEDULE IV


           [SPECIFY EACH ISSUER GENERAL USE FREE WRITING PROSPECTUS]

                                                     FILED PURSUANT TO RULE 433
                                                         REGISTRATION NO. 333-?
                                                                        ?, 2007

                                   NEXEN INC.



                          [INSERT PRICING TERM SHEET]



  THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
    THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND
      OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS
 FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY,
  THE ISSUER, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL
               ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST
                        IT BY CALLING ? TOLL FREE AT ?.